BLACKROCK FUNDS II

BlackRock Credit Strategies Income Fund

(the “Fund”)

Supplement dated March 28, 2018 to the

Statement of Additional Information dated January 26, 2018, as supplemented to date

Effective March 29, 2018, the following changes are made to the Fund’s Statement of Additional Information:

The second paragraph in the section of the Statement of Additional Information entitled “Management and Advisory Arrangements” is deleted in its entirety and replaced with the following:

The Manager has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by the Manager or its affiliates that have a contractual management fee, through January 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund.

The fourth paragraph in the section of the Statement of Additional Information entitled “Management and Advisory Arrangements” is deleted in its entirety and replaced with the following:

Effective March 29, 2018, the Manager has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Interest Expense, Dividend Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.87% for Investor A Shares, 1.62% for Investor C Shares, 0.62% for Institutional Shares and 0.57% for Class K Shares through January 31, 2020. This contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund. Prior to March 29, 2018, the Manager had contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Interest Expense, Dividend Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.88% for Investor A Shares, 1.63% for Investor C Shares, 0.63% for Institutional Shares and 0.58% for Class K Shares.

Shareholders should retain this Supplement for future reference.

SAI-CSI-0318SUP